UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2005

CONOR MEDSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-51066	94-3350973
(Commission File Number)	(IRS Employer Identification No.)

1003 Hamilton Court

Menlo Park, CA 94025

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 614-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 1, 2005, Angiotech Pharmaceuticals, Inc. (“Angiotech”) announced that Angiotech and Boston Scientific Corporation (“Boston Scientific”) have initiated legal proceedings in the Netherlands against Conor Medsystems, Inc. (the “Company”). As of the time of the filing of this current report on Form 8-K, the Company has not received any correspondence from Angiotech or Boston Scientific relating to such legal proceedings. The Company intends to vigorously defend itself against these legal proceedings. It is not possible to predict accurately or to determine the eventual outcome of these legal proceedings.

Forward Looking Statements

Except for the historical information contained herein, this current report on Form 8-K contains certain forward-looking statements that involve risks and uncertainties, including without limitation the statements regarding the pending legal proceedings. All forward-looking statements and other information included in this current report on Form 8-K are based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any such forward-looking statements or information. Such forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those discussed in detail under the heading “Risk Factors” in the Company’s prospectus filed on December 14, 2004 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, included in the Registration Statement on Form S-1 (File No. 333-119174), originally filed with the SEC on September 22, 2004 (the “Prospectus”), including the following: (i) the uncertainty surrounding patent infringement claims and the risk that a court may determine that patents held by third parties are valid and infringed by the Company; (ii) risks and uncertainties related to a finding that the Company infringes a valid claim in a patent held by a third party, including, but not limited to: (a) the Company may be required to pay damages, including up to treble damages and the other party’s attorneys’ fees, which may be substantial, (b) the Company may be enjoined from, or required to cease, the development, manufacture, use and sale of products that infringe the patent rights of others, including the Company’s COSTAR stent, through a court-imposed sanction called an injunction, (c) the Company may be required to expend significant resources to redesign its technology so that it does not infringe others’ patent rights, or to develop or acquire non-infringing intellectual property, which may not be possible, (d) the Company may be required to discontinue manufacturing or other processes incorporating infringing technology, and/or (e) the Company may be required to obtain licenses to the infringed intellectual property, which may not be available to it on acceptable terms, or at all, and if the Company is required to, but cannot, obtain licenses to the infringed intellectual property, the Company would likely be prevented from commercializing the relevant product, including the COSTAR stent; (iii) the Company may incur substantial costs as a result of litigation or other proceedings relating to patent and other intellectual property rights; (iv) intellectual property litigation against the Company could significantly disrupt the Company’s development and commercialization efforts, divert management’s attention and quickly consume the Company’s financial resources; and (v) risks related to possible indemnification claims against the Company if it has been found to infringe a patent or other proprietary rights of others. The risks and other factors discussed above should be considered only in connection with the fully discussed risks and other factors discussed in detail in the Prospectus and the Company’s future periodic reports to be filed with the SEC under the Securities Exchange Act of 1934, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOR MEDSYSTEMS, INC.

Dated: February 1, 2005	By:	/s/ MICHAEL BOENNIGHAUSEN
Michael Boennighausen
Vice President and Chief Financial Officer

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